Exhibit 10.1

PATENT ACQUISITION AGREEMENT

This Patent Acquisition Agreement (“Agreement”) is entered into effective as of this 31 day of May, 2005 (“Effective Date”), by and among Summit Telecom Systems, Inc., a New Jersey corporation having a principal place of business at 158 Chateau Thierry Avenue, Madison, New Jersey 07940 (“Assignor”), and Arbinet-thexchange, Inc., a Delaware corporation, having a principal place of business at 120 Albany Street, Tower II, Suite 450, New Brunswick, NJ 08901 (“Assignee”).

WITNESSETH

WHEREAS, Assignor is willing to sell its right, title and interest in certain of its patents and patent applications to Assignee; and

WHEREAS, Assignee wishes to acquire such patents and patent applications in a transaction described herein (the “Acquisition”).

NOW THEREFORE

In view of the foregoing premises and the mutual covenants set forth herein, the parties agree as follows:

1.0	DEFINITIONS

1.1 Assigned Patents. The U.S. and non-U.S. patents and patent applications, including any divisional, continuation, continuation-in-part, reissue or re-examination applications, or patents issuing therefrom (and further including any foreign counterpart patents and applications corresponding thereto), as more particularly set forth in Schedule I hereto, but excluding the Non-Assigned Patent as defined and described herein.

1.2 Assigned Application. U.S. Patent Application No. 09/925,758, which published on February 13, 2003 as U.S. Patent Application Publication No. US2003/0033238 Al (the “ ‘758 Application”), including any divisional, continuation, reissue or re-examination applications, or patents issuing therefrom (and further including any foreign counterpart patents and applications corresponding thereto).

1.3 Non-Assigned Patent. U.S. Patent No. 6,167,124, including any reissue or re-examination applications, or patents issuing therefrom, as well as any other patents which do not claim priority to any of the Assigned Patents or Assigned Application.

2.0	CONDITIONS TO CLOSING

The closing of the Acquisition is subject to the following conditions:

2.1 Due Diligence for Assigned Patents. The Assignee and its attorneys shall have satisfactorily completed their due diligence investigation of the Assignor and the Assigned Patents. Between the Effective Date and the closing, these representatives shall be given full access to all files owned or controlled by Assignor (excluding all documents covered by

Assignor’s attorney-client privilege) relating to the ownership, prosecution or issuance of the Assigned Patents (collectively, the “Assigned Patents Files”). Assignor agrees to cause its officers and management to cooperate fully with Assignee’s representatives and agents and to make themselves available to the extent reasonably necessary to complete the due diligence process and the closing of the Acquisition.

2.2 Due Diligence for Assigned Application. The Assignee and its attorneys shall have satisfactorily completed their due diligence investigation of the Assignor and the Assigned Application. Between the Effective Date and the closing, Assignee and its attorneys shall be given full access to all files provided to Assignor or its affiliates by patent counsel for the ‘758 Application and to all documents executed or prepared by Assignor or its affiliates or attorneys as a result of the filing and prosecution of the ‘758 Application with the USPTO or to effect the assignment to Assignor of the entire right, title and interest in the ‘758 Application of two of the eight co-inventors named therein (excluding, in each case, all documents covered by attorney-client privilege) (collectively, the “Assigned Application Files”). Assignor agrees to cause its officers and management to cooperate fully with Assignee’s representatives and agents and to make themselves available to the extent reasonably necessary to complete the due diligence process and the closing of the Acquisition.

2.3 Closing Date. The closing of the Acquisition shall take place on a date to be mutually agreed by Assignor and Assignee, but in no event later than June 28, 2005 (the “Closing Date”), provided, however, that Assignor allows the due diligence process set out in Sections 2.1 and 2.2 above (“Due Diligence”) to commence at least two weeks prior to the Closing Date. If Assignor fails to do so, then the Closing Date shall be two weeks from such date.

2.4 Document Return or Disposition. In the event the Acquisition fails to close on or before the Closing Date specified in Section 2.3 above, unless otherwise agreed to in a writing signed by the Assignor and Assignee, Assignee shall (i) immediately return to Assignor all files and materials made available by Assignor to Assignee or its attorneys or agents under Section 2.1 or Section 2.2 hereof or otherwise under this Agreement (together with all copies of such files and materials made by Assignee or its attorneys or agents, expressly excluding any materials containing information protected by attorney-client privilege, attorney work product, or any other applicable privilege), and (ii) immediately destroy and discard, or cause to be destroyed or discarded, all notes, memoranda, analyses, opinions, recordings, and any other written or recorded information or media prepared by Assignee or its attorneys or agents (including materials containing information protected by attorney-client privilege, attorney work product, or any other applicable privilege) as a result of, or in connection with, the review by Assignee of any non-public files or materials made available by Assignor to Assignee under Section 2.1 or Section 2.2 hereof or otherwise under this Agreement.

3.0	ASSIGNMENT

3.1 Assignment of Assigned Patents. Assignor agrees to sell, transfer and assign its entire right, title and interest in the Assigned Patents to Assignee pursuant to the Patent Assignment attached hereto as Exhibit A, free and clear of all liens, mortgages, pledges, security interests, prior assignments and encumbrances of any kind or nature whatsoever. On the Closing Date, Assignor shall execute and have notarized a Patent Assignment in the form attached hereto as

Exhibit A for filing by Assignee with the U.S. Patent and Trademark Office (the “USPTO”) and any foreign patent office that is relevant. Upon the closing of the Acquisition, this Patent Assignment shall be effective and, thereafter, (i) Assignee shall have sole responsibility and authority to prosecute any pending patent application included in the Assigned Patents, and (ii) Assignee shall assume responsibility for all fees and expenses associated with the Assigned Patents including, without limitation, all maintenance, annuity and prosecution-related fees and expenses.

3.2 Further Assurances as to Assigned Patents. At any time and from time to time after the closing of the Acquisition, at Assignee’s reasonable request and expense, Assignor shall promptly execute and deliver, and shall cause its officers and employees (when appropriate) to execute and deliver, in a form reasonably acceptable to Assignor, such instruments of sale, transfer, conveyance, assignment and confirmation as may reasonably be required, and shall take such other action as Assignee may reasonably request, to more effectively transfer, convey and assign to Assignee all of Assignor’s right, title and interest in the Assigned Patents and to confirm such sale, transfer, conveyance and assignment by Assignor to Assignee. In the event that a party becomes aware of any existing patent or pending patent application that is covered by the definition of Assigned Patents but which is not currently listed on Schedule I, such patent or patent application shall automatically be added to Schedule I and shall be deemed to constitute Assigned Patents for all purposes hereunder. Prior to the closing of the Acquisition, Assignor will procure a certification from Jack J. Johnson (“Johnson”) and William F. Coyle (“Coyle”) (together, the “Assigned Patents Co-Inventors”), in the form attached hereto as Exhibit C, in which the Assigned Patents Co-Inventors each certify that (i) the co-inventors named in the issued U.S. patents and pending applications listed in Schedule 1 of this Agreement are the joint inventors of the claimed subject matter therein, (ii) the co-inventors have no knowledge of any misjoinder or nonjoinder of inventorship in the Assigned Patents, (iii) each has assigned all of his ownership interests in the Assigned Patents (excluding U.S. Patent No. 5,606,602) to Assignor, and (iv) each has assigned all of his ownership interest in U.S. Patent No. 5,606,602 to Geophonic Networks, Inc. (“Geophonic”). Assignor will also procure, prior to the closing of the Acquisition, a certification from Geophonic, in the form attached hereto as Exhibit D, in which Geophonic certifies that it has assigned all of its ownership interest in U.S. Patent No. 5,606,602 to Assignor.

3.3 Assignment of Assigned Application. Assignor agrees to sell, transfer and assign to Assignee all right, title and interest Assignor may hold in the Assigned Application, as the assignee of the entire right, title and interest of two of the eight named co-inventors listed in the Assigned Application, pursuant to the Patent Assignment attached hereto as Exhibit B. On the Closing Date, Assignor shall execute and have notarized a Patent Assignment in the form attached as Exhibit B for filing by Assignee with the USPTO and any foreign patent office that is relevant. Assignor is unaware of any divisional, continuation, continuation-in-part, reissue or re- examination applications, or any patents issuing therefrom (or any foreign counterpart patents or applications corresponding thereto) that rely on U.S. Application No. 09/925,758 for priority. Within five days after closing, Assignor will notify Accenture’s counsel in writing of the change of ownership.

3.4 Further Assurances as to Assigned Application. At any time and from time to time after the closing of the Acquisition, at Assignee’s reasonable request and expense, Assignor shall promptly execute and deliver, and shall cause its officers and employees (when appropriate) to execute and deliver, in a form reasonably acceptable to Assignor, such instruments of sale, transfer, conveyance, assignment and confirmation as may reasonably be required, and shall take such other action as Assignee may reasonably request, to more effectively transfer, convey and assign to Assignee all of Assignor’s right, title and interest in the Assigned Application and to confirm such sale, transfer, conveyance and assignment by Assignor to Assignee. Prior to the closing of the Acquisition, Assignor will procure a certification from Johnson and Coyle, in the form attached hereto as Exhibit E, in which Johnson and Coyle each certify that (i) he has been listed as one of eight persons named in the Assigned Application as co-inventors of at least a portion of the claimed subject matter therein, and (ii) each has assigned all of his ownership interests in the Assigned Application to Assignor.

3.5 Retention by Assignor of Non-Assigned Patent. Assignor owns all right, title and interest in and to the Non-Assigned Patent and, after the closing of the Acquisition as described elsewhere in this Agreement, Assignor shall continue to own all right, title and interest in and to Non-Assigned Patent. No portion of the Non-Assigned Patent is being sold, transferred, conveyed or assigned by Assignor to Assignee under this Agreement or otherwise.

4.0	CONSIDERATION

4.1 Payment. In full consideration of the assignment of rights made hereunder, and subject to Section 2.0 herein, Assignee shall pay to Assignor a total sum of One Million One Hundred Thousand U.S. Dollars ($1,100,000.00) (the “Purchase Price”) in two installments as follows: (i) the first installment shall be in the amount of Nine Hundred Thousand Dollars ($900,000.00) in cash and shall be paid to Assignor on the Closing Date (the “First Installment”); and (ii) the second installment shall be in the amount of Two Hundred Thousand Dollars ($200,000.00) in cash and shall be paid on January 5, 2006 (the “Second Installment”).

4.2 Escrow Account. To secure payment of the Second Installment, the Assignee shall deposit on the Closing Date the sum of Two Hundred Thousand Dollars ($200,000.00) in cash into a non-interest bearing escrow account (the “Escrow Account”) with an FDIC-insured national banking institution (the “Escrow Agent”) mutually acceptable to the parties. The Escrow Account shall be established pursuant to a mutually acceptable Escrow Agreement that shall contain instructions directing the Escrow Agent to pay all monies in the Escrow Account to Assignor on January 5, 2006 in full satisfaction of the payment of such Second Installment. The costs and expenses of such Escrow Agent shall be shared equally by Assignor and Assignee.

4.3 Method of Payment. The First Installment and the Second Installment shall each be paid to Assignor either by bank wire, with receipt confirmed by the receiving bank to an account designated by Assignor for this purpose, or by delivering to Assignee a bank certified or cashier’s check for the applicable amount.

5.0	REPRESENTATIONS, WARRANTIES AND DISCLAIMERS OF ASSIGNOR

With respect to the Assigned Patents, Assignor represents and warrants to Assignee as follows in Sections 5.1 through and including Section 5.8:

5.1 Assigned Patents. Schedule I hereto lists all patents and patent applications included within the definition of Assigned Patents under this Agreement.

5.2 Ownership of Assigned Patents. Assignor is the sole and exclusive owner of the Assigned Patents, and it has the unencumbered right to sell and transfer its entire right, title and interest in the Assigned Patents to Assignee as contemplated hereby. The Assigned Patents are free and clear of all liens, mortgages, pledges, security interests, prior assignments or encumbrances, and any restrictions on transfer.

5.3 Files. Assignor shall use its best efforts to provide to Assignee all existing files and records specified in Section 2.1 hereof as the Assigned Patents Files.

5.4 Licenses as to Assigned Patents. Assignor has not granted any license or right under any of the Assigned Patents to any third party.

5.5 Status of Patents and Applications as to Assigned Patents. All maintenance fees required to be paid as of the Closing Date with respect to all issued U.S. patents listed in Schedule I hereto have been or shall be paid by Assignor. To the best of Assignor’s knowledge, U.S. Application No. 09/851,483 is pending at the USPTO and Japanese Patent Application No. JP 2000-527077 is pending at the Japanese Patent Office.

5.6 Sufficiency of Rights as to Assigned Patents. All issued patents included as Assigned Patents are subsisting and in full force and effect. At the closing of the Acquisition, Assignor will assign its entire right, title and interest in the Assigned Patents to Assignee. The execution of this Agreement will not result in the loss or impairment of the right, title and interest in the Assigned Patents that Assignor will convey to Assignee at closing.

5.7 Claims as to Assigned Patents. To the best of Assignor’s knowledge, there are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating to the Assigned Patents. To the best of Assignor’s knowledge, none of the Assigned Patents have been or are currently involved in any reexamination, reissue, interference proceeding or any similar proceeding and no such proceedings are pending or threatened. No settlement agreements, consents, judgments, orders, forbearance to sue or similar obligations limit or restrict Assignor’s rights in and to any of the Assigned Patents. Assignor has not asserted any claim against any third party relating to infringement of the Assigned Patents.

5.8 No Prior Disclosures as to Assigned Patents. To the best of Assignor’s knowledge, Assignor has made no public disclosures of any non-public portion of the claimed subject matter contained in the Assigned Patents prior to filing with the USPTO a U.S. patent application pertaining to any such non-public portion.

With respect to the Assigned Application, Assignor represents and warrants to Assignee as follows in Section 5.9 through and including Section 5.14:

5.9 Ownership of Assigned Application. Assignor is the assignee of the entire right, title and interest in the Assigned Application of two of the eight co-inventors named in the Assigned Application, and Assignor has the unencumbered right to sell and transfer its entire right, title and interest in the Assigned Application to Assignee as contemplated hereby. To Assignor’s knowledge, the Assignor’s ownership rights in the Assigned Application as such assignee of the entire right, title and interest in the Assigned Application of two of the eight named co-inventors are free and clear of all liens, mortgages, pledges, security interests, prior assignments or encumbrances, and any restrictions on transfer.

5.10 Files. Assignor shall use its best efforts to provide to Assignee all existing files and records specified in Section 2.2 as the Assigned Application Files.

5.11 Licenses as to Assigned Application. Assignor has not granted any license or right under, the Assigned Application to any third party.

5.12 Status of Assigned Application. To Assignor’s knowledge, the Assigned Application is pending at the USPTO.

5.13 Sufficiency of Rights as to Assigned Application. At the closing of the Acquisition, Assignor will assign its entire right, title and interest in the Assigned Application to Assignee. To Assignor’s knowledge, the execution of this Agreement will not result in the loss or impairment of the right, title and interest in the Assigned Application that Assignor will convey to Assignee at closing.

5.14 Claims as to Assigned Application. To Assignor’s knowledge, there are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating to the Assigned Application. To assignor’s knowledge, the Assigned Application has not been nor is it currently the subject of any reexamination, reissue, interference proceeding or any similar proceeding and no such proceedings are pending or threatened. To Assignor’s knowledge, no settlement agreements, consents, judgments, orders, forbearance to sue or similar obligations limit or restrict Assignor’s rights in and to the Assigned Application as the assignee of the entire right, title and interest of two of the eight named co-inventors listed in the Assigned Application. Assignor has not asserted any claim against any third party relating to infringement of the Assigned Application.

5.15 Authorization of Assignor. Assignor hereby represents and warrants that this Agreement has been duly and validly executed and delivered by Assignor, and constitutes the valid and legally binding obligation of Assignor, enforceable in accordance with its terms and conditions. The execution, delivery, and performance of this Agreement has been duly authorized by Assignor, and no other corporate proceedings on the part of Assignor are necessary to authorize this Agreement or the transactions contemplated hereby.

6.0	REPRESENTATIONS AND WARRANTIES OF ASSIGNEE

6.1 Authorization of Assignee. Assignee hereby represents and warrants that this Agreement has been duly and validly executed and delivered by Assignee, and constitutes the valid and legally binding obligation of Assignee, enforceable in accordance with its terms and conditions. The execution, delivery, and performance of this Agreement has been duly authorized by Assignee, and no other corporate proceedings on the part of Assignee are necessary to authorize this Agreement or the transactions contemplated hereby.

7.0	CONFIDENTIALITY

7.1 The Assigned Patents Files and the Assigned Application Files shall be treated by Assignee as “Confidential Information” of Assignor until the closing of the Acquisition. Thereafter, the Assigned Patents Files and the Assigned Application Files shall be treated by Assignor as “Confidential Information” of Assignee. If, for any reason, the Acquisition does not close, Assignee shall continue to treat the Assigned Patents Files and the Assigned Application Files as “Confidential Information” of Assignor and, further, Assignee shall comply with the provisions of Section 2.4 hereof in connection with the return or disposal of such files and materials.

7.2 Each party agrees that it will not disclose, publish, or disseminate Confidential Information of the other to anyone other than those of its employees with a demonstrated need to know, and further agrees to take reasonable precautions to prevent any unauthorized use, disclosure, publication, or dissemination of Confidential Information. The obligations of confidentiality contained in this Section will not apply to the extent that it can be established by the recipient of “Confidential Information” hereunder that such Confidential Information was; a) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the recipient; b) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the recipient in breach of this Agreement; c) was rightfully disclosed to recipient by a third party without restriction after the date hereof or d) is required to be disclosed to comply with any law, order, decree or government or stock exchange request, in which case (i) the recipient will provide the disclosing party with prompt written notice so that said disclosing party may seek a protective order or other appropriate remedy or waive compliance with the confidentiality provisions hereof and (ii) in the event such protective order or other remedy is not obtained, or that compliance with the confidentiality provisions hereof is waived, the recipient will furnish only such portion of such information which it is advised in writing by counsel is legally advisable to furnish and will use its reasonable best efforts at the expense of the disclosing party to obtain reliable assurance, to the extent available, that confidential treatment will be accorded such information. For purposes of this Section 7.2, Assignor will be deemed the “disclosing party” until the closing of the Acquisition and, thereafter, as the “recipient;” whereas Assignee will be deemed the “recipient” until the closing of the Acquisition and, thereafter, as the “disclosing party.”

7.3 The provisions of this Section 7.0 will survive any termination or expiration of this Agreement.

8.0	GENERAL PROVISIONS

8.1 Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the United States and the State of Delaware without regard to principles of conflicts of law. Each party hereby agrees to jurisdiction and venue in the courts of the State of New Jersey or the Federal courts sitting therein for all disputes and litigation arising under or relating to this Agreement.

8.2 No Waiver. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision.

8.3 Independent Contractors. The relationship of Assignor and Assignee established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed (i) to give either party the power to direct or control the day-to-day activities of the other or (ii) to constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

8.4 Section Headings. The section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.5 Interpretation. The parties agree that this Agreement shall be fairly interpreted in accordance with its terms without any strict construction in favor of or against either party and that ambiguities shall not be interpreted against the drafting party.

8.6 Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

8.7 Disclaimers. This Agreement does not confer by implication, estoppel, laches or by any other means any license or any right other than those expressly granted herein.

8.8 Expenses. Except as otherwise expressly provided herein, all parties will be responsible for their own costs and expenses, including counsel fees, incurred in connection with this Agreement.

8.9 Injunctive Relief. The parties agree that a material default of the provisions of this Agreement by a party hereto could cause irreparable injury to the other party for which monetary damages would not be an adequate remedy and such other party shall be entitled to seek equitable relief, including injunctive relief and specific performance, in addition to any remedies it may have hereunder or at law.

8.10 Notices. All notices required or permitted to be given hereunder shall be in writing, shall make reference to this Agreement, and shall be delivered by hand or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed to the President or Chief Financial Officer of the party to be notified at the address first listed herein as the principal place of business for such party. Such notices shall be deemed served when received by the addressee or, if delivery is not accomplished due to some fault of addressee, when tendered for delivery.

Either party may give written notice to the other of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party at such changed address.

8.11 Entire Agreement. This Agreement, including any Schedules and Exhibits attached hereto, which are hereby incorporated by reference, constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements or representations, oral or written, regarding such subject matter. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of both parties.

8.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

SUMMIT TELECOM SYSTEMS, INC.		ARBINET-THEXCHANGE, INC.

By:	/s/ Jack J. Johnson	By:	/s/ J. Curt Hockemeier
Name:	Jack J. Johnson	Name:	J. Curt Hockemeier
Title:	President	Title:	President and Chief Executive Officer

SCHEDULE I

ASSIGNED PATENTS

•	U.S. Patent No. 5,606,602

•	U.S. Patent No. 5,917,897

•	U.S. Patent No. 6,005,925

•	U.S. Patent No. 6,269,157

•	U.S. Patent No. 6,373,929

•	U.S. Patent Application No. 09/851,483

•	International PCT Application No. PCT/US98/26234

•	Japanese Patent Application No. JP 2000 - 527077

EXHIBIT A

PATENT ASSIGNMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, Summit Telecom Systems, Inc. (“ASSIGNOR”), hereby sells, assigns, transfers, and sets over its entire right, title, and interest in and to the patents and patent applications listed below as the “Assigned Patents,” including any divisional, continuation, continuation-in-part, reissue or re-examination applications, or patents issuing therefrom (excluding U.S. Patent No. 6,167,124 and any reissue or re-examination applications associated therewith, and any patents issuing therefrom) to Arbinet-thexchange, Inc. (“ASSIGNEE”) and its successors and assigns.

Assigned Patents:

•	U.S. Patent No. 5,606,602

•	U.S. Patent No. 5,917,897

•	U.S. Patent No. 6,005,925

•	U.S. Patent No. 6,269,157

•	U.S. Patent No. 6,373,929

•	U.S. Patent Application No. 09/851,483

•	International PCT Application No. PCT/US98/26234

•	Japanese Patent Application No. JP 2000 - 527077

ASSIGNOR hereby further sells, conveys, assigns, transfers, and sets over unto ASSIGNEE ASSIGNOR’s entire right, title, and interest in and to the aforesaid patents and patent applications in the United States and each and every country foreign to the United States; and ASSIGNOR further conveys to ASSIGNEE all priority rights resulting from the Assigned Patents, and all ASSIGNOR’s rights under any claim, including all causes of action for infringement, which arose at any time prior and up to the conveyance of said Assigned Patents to ASSIGNEE under this Patent Assignment.

At any time and from time to time after the date of this Patent Assignment, at ASSIGNEE’s reasonable request and expense, ASSIGNOR promptly shall execute and deliver, and shall cause its officers and employees (when appropriate) to execute and deliver, in a form reasonably acceptable to ASSIGNOR, such instruments of sale, transfer, conveyance, assignment and confirmation as may reasonably be required, and shall take such other action as ASSIGNEE may reasonably request, to more effectively transfer, convey and assign to ASSIGNEE all of ASSIGNOR’s right, title and interest in the Assigned Patents and to confirm such sale, transfer, conveyance and assignment by ASSIGNOR to ASSIGNEE.

IN WITNESS WHEREOF, ASSIGNOR has hereunto set its hand and seal on the date below.

SUMMIT TELECOM SYSTEMS, INC.

By:	/s/ Jack J. Johnson
Name:	Jack J. Johnson
Title:	President
Date:	July 21, 2005

State of New Jersey	)
) ss
County of Middlesex	)

Subscribed and sworn to before me

this 21 day of July, 2005

Marilyn Picot
Notary Public of New Jersey

My commission expires: 7/21/2008

EXHIBIT B

PATENT ASSIGNMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, Summit Telecom Systems, Inc. (“ASSIGNOR”) hereby sells, assigns, transfers, and sets over its entire right, title and interest ASSIGNOR holds in and to U.S. Patent Application No. 09/925,758, which published on February 13, 2003 as U.S. Patent Application Publication No. US2003/0033238 Al (the “ ‘758 Application”), to Arbinet-thexchange, Inc. (“ASSIGNEE”) and its successors and assigns.

ASSIGNOR hereby further sells, conveys, assigns, transfers, and sets over unto ASSIGNEE the entire right, title and interest ASSIGNOR holds in and to the aforesaid ‘758 Application (as described above) in the United States and each and every country foreign to the United States.

At any time and from time to time after the date of this Patent Assignment, at ASSIGNEE’s reasonable request and expense, ASSIGNOR shall execute and deliver, and shall cause its officers and employees (when appropriate) to execute and deliver, in a form reasonably acceptable to ASSIGNOR, such instruments of sale, transfer, conveyance, assignment and confirmation, as may be reasonably required, to more effectively transfer, convey and assign to ASSIGNEE all of ASSIGNOR’s right, title and interest in the ‘758 Application and to confirm such sale, transfer, conveyance and assignment by ASSIGNOR to ASSIGNEE.

IN WITNESS WHEREOF, ASSIGNOR has hereunto set its hand and seal on the date below.

SUMMIT TELECOM SYSTEMS, INC.

By:	/s/ Jack J. Johnson
Jack J. Johnson, President

Date:	July 21, 2005

State of New Jersey	)
) ss
County of Middlesex	)

Subscribed and sworn to before me

this 21 day of July, 2005

Marilyn Picot
Notary Public of New Jersey

My commission expires: 7/21/2008

EXHIBIT C

[Assigned Patents]

CERTIFICATION OF CO-INVENTORS

In connection with a certain patent acquisition agreement dated May 31, 2005 between Summit Telecom Systems, Inc. (“STS”) and Arbinet-thexchange, Inc. (“Arbinet”), STS has asked Jack J. Johnson and William F. Coyle to provide a certification as to certain matters relating to the patents and patent applications listed below as “STS Patents and Patent Applications.”

STS Patents and Patent Applications:

U.S. Patent No. 5,606,602

U.S. Patent No. 5,917,897

U.S. Patent No. 6,005,925

U.S. Patent No. 6,269,157

U.S. Patent No. 6,373,929

U.S. Patent Application No. 09/851,483

International PCT Application No. PCT/US98/26234

Japanese Patent Application No. JP 2000 - 527077

We, the undersigned, hereby certify that (i) we are the joint inventors of the claimed subject matter in the STS Patents and Patent Applications listed above, (ii) we have no knowledge of any misjoinder or nonjoinder of inventorship in the STS Patents and Patent Applications and (iii) each of us has assigned all of his ownership interests in the STS Patents and Patent Applications to STS (except for U.S. Patent No. 5,606,602, with respect to which each of the undersigned has assigned all of his ownership interest to Geophonic Networks, Inc.). Such assignments of U.S. patents or patent applications by the undersigned to STS have been filed with the United States Patent and Trademark Office and recorded at the following respective reel and frame numbers: (a) U.S. Patent No. 5,606,602 – Reel/Frame 7798/0650; (b) U.S. Patent No. 5,917,897 – Reel/Frame 8991/0492; (c) U.S. Patent No. 6,005,925 – Reel/Frame 9010/0354; (d) U.S. Patent No. 6,269,157 – Reel/Frame 010726/0784; (e) U.S. Patent No. 6,373,929 – Reel/Frame 010650/0504; and (f) U.S. Patent Application No. 09/851,483 – Reel/Frame 01207 J/0553. We make no other representations, warranties or assurances of any kind whatsoever concerning the STS Patents and Patent Applications or any provisions of, or transactions contemplated by, the above-referenced patent acquisition agreement between STS and Arbinet.

IN WITNESS WHEREOF, Messrs. Johnson and Coyle have hereunto set their hand and seal on the date below.

/s/ Jack J. Johnson
Jack J. Johnson

/s/ William F. Coyle
William F. Coyle

Dated:	July 21, 2005

State of New Jersey	)
) ss
County of Middlesex	)

Subscribed and sworn to before me

this 21 day of July, 2005

Marilyn Picot
Notary Public of New Jersey

My commission expires: 7/21/2008

EXHIBIT D

CERTIFICATION OF GEOPHONIC NETWORKS, INC.

In connection with a certain patent acquisition agreement dated May 31, 2005 between Summit Telecom Systems, Inc. (“STS”) and Arbinet-thexchange, Inc. (“Arbinet”), STS has asked Geophonic Networks, Inc. (“Geophonic”) to provide a certification as to certain matters relating to U.S. Patent No. 5,606,602 (the “ ‘602 Patent”).

Geophonic hereby certifies that on June 21, 1996, it assigned all of its ownership interests in the ‘602 Patent to STS. This assignment has been filed with the United States Patent and Trademark Office and recorded at USPTO Reel/Frame 8010/0161. Geophonic makes no other representations, warranties or assurances of any kind whatsoever concerning the ‘602 Patent or any provisions of, or transactions contemplated by, the above-referenced patent acquisition agreement between STS and Arbinet.

IN WITNESS WHEREOF, Geophonic has hereunto set its hand and seal on the date below.

GEOPHONIC NETWORKS, INC.

By:	/s/ Jack J. Johnson
Jack J. Johnson
President

Date:	July 21, 2005

State of New Jersey	)
) ss
County of Middlesex	)

Subscribed and sworn to before me

this 21 day of July, 2005

Marilyn Picot
Notary Public of New Jersey

My commission expires: 7/21/2008

EXHIBIT E

[Assigned Application]

CERTIFICATION

In connection with a certain patent acquisition agreement dated May 31, 2005 between Summit Telecom Systems, Inc. (“STS”) and Arbinet-thexchange, Inc. (“Arbinet”), STS has asked Jack J. Johnson and William F. Coyle to provide a certification as to certain matters relating to U.S. Patent Application No. 09/925,758, which published on February 13, 2003 as U.S. Patent Application Publication No. US2003/0033238 AI (the “ ‘758 Application”).

We, the undersigned, hereby certify that (i) we have been listed in the ‘758 Application as two of the eight named co-inventors (and, as of the date of this certification, have not been notified that either of our names have been removed or deleted as two of the eight named co-inventors from the ‘758 Application), (ii) each of us has assigned all of his ownership interests in the ‘758 Application to STS, and (iii) we did not participate in the drafting or other preparation of the ‘758 Application or in its filing with the United States Patent and Trademark Office (“USPTO”) in August 2001; provided, however, that in February 2002 patent counsel for the ‘758 Application first presented us with a copy of the already-filed ‘758 Application in order to solicit from us a signed combined declaration and power of attorney (authorizing patent counsel to prosecute the ‘758 Application with the USPTO). We make no other representations, warranties or assurances of any kind whatsoever concerning the ‘758 Application or any provisions of, or transactions contemplated by, the above-referenced patent acquisition agreement between STS and Arbinet.

IN WITNESS WHEREOF, Messrs. Johnson and Coyle have hereunto set their hand and seal on the date below.

/s/ Jack J. Johnson
Jack J. Johnson

/s/ William F. Coyle
William F. Coyle

Date:	July 21, 2005

State of New Jersey	)
) ss
County of Middlesex	)

Subscribed and sworn to before me

this 21 day of July, 2005

Marilyn Picot
Notary Public of New Jersey

My commission expires: 7/21/2008